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                                 EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS


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                         INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
AAHSA Trust:

We consent to the use of our report dated October 11, 1996 included herein and to the references to our Firm under the heading "INDEPENDENT AUDITORS" in the Prospectus and in Part B of the Registration Statement.



                                        _________________________
                                        KPMG PEAT MARWICK LLP



Minneapolis, Minnesota
October 17, 1996